AMENDMENT NO. 2 TO
CREDIT AGREEMENT
AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 4, 2011 (this “Amendment”), to the Credit Agreement, dated as of June 29, 2010 (as amended by Amendment No 1. and Waiver to the Credit Agreement, dated as of December 10, 2010, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation (the “REIT”), HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BARCLAYS CAPITAL, the investment banking division of Barclays Bank PLC, and MERRILL LYNCH, PIERCE, FENNER & SMITH INC. (as successor to Banc of America Securities LLC), as joint lead arrangers and joint bookrunners (in such capacity, collectively, the “Arrangers”), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:
WHEREAS, the Borrower has requested that the Lenders amend and waive certain provisions of the Credit Agreement;
WHEREAS, the Lenders have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;
NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.Amendments to Section 1.1 of the Credit Agreement (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)The definition of “Applicable Borrowing Base Office Property Advance Rate” is hereby amended by deleting it in its entirety and substituting in lieu therefor the following:

“Applicable Borrowing Base Office Property Advance Rate”: 60%
(b)The definition of the term “Applicable Margin” is hereby amended by deleting the pricing grid set forth therein in its entirety and substituting in lieu therefor the following:

Consolidated Leverage Ratio	Applicable Margin for Eurodollars Loan	Applicable Margin for Base Rate Loans
< 0.45 to 1.00	2.5%	1.5%
≥ 0.45 to 1.00 and < 0.55 to 1.00	2.75%	1.75%
≥ 0.55 to 1.00	3.25%	2.25%

(c)A new definition for the term “Applicable Subsidiary Indebtedness” is hereby added in the appropriate alphabetical order and defined as follows:

“Applicable Subsidiary Indebtedness”: Indebtedness of a Non-Borrowing Base Subsidiary that complies with the terms of Sections 7.2(h) and (i), as applicable, other than the identity of the primary obligor.
(d)The definition of “Base Rate” is hereby amended by deleting (x) the parenthetical which reads “(for the avoidance of doubt after giving effect to the proviso of the definition thereof)” and (y) the words “, provided that, in no event shall the Base Rate be less than 2.50%”.

(e)A new definition for the term “Borrowing Base Subsidiary” is hereby added in the appropriate alphabetical order and defined as follows:

“Borrowing Base Subsidiary”: any Subsidiary that owns a direct or indirect interest in a Borrowing Base Property.
(f)The definition of “Capitalization Rate” is hereby amended by deleting the number “8.50%” as it appears in such definition and substituting in lieu therefor the number “8.00%”.

(g)The definition of “Commitment Fee Rate” is hereby amended by deleting such definition in its entirety and substituting in lieu therefor the following:

“Commitment Fee Rate”: on any date of determination, the rate determined pursuant to the grid below:

Usage	Commitment Fee Rate
< 50%	0.4%
≥ 50%	0.25%

As used in this definition, “Usage” shall mean, on any date of determination, a ratio (expressed as a percentage) equal to the Total Revolving Extensions of Credit in effect on such date to the Total Revolving Credit Commitments outstanding on such date.
(h)The definition of “Consolidated Debt Service Coverage Amount” is hereby amended by deleting the number “1.60” as it appears in clause (i) of such definition and substituting in lieu therefor the number “1.50”.

(i)The definition of “Consolidated EBITDA” is hereby amended by deleting the words “interest income (except to the extent deducted in determining such Consolidated Net Income)” as they appear in such definition and substituting in lieu therefor the words “[intentionally omitted]”.

(j)The definition of “Consolidated Interest Expense” is hereby amended by deleting such definition in its entirety and substituting in lieu therefor the following:

“Consolidated Interest Expense”: of the Group Members for any period, total interest expense (including that attributable to Capital Lease Obligations and paid-in-kind interest) of the Group Members accrued for such period with respect to all outstanding Indebtedness of the Group Members (including, without limitation, all commissions, discounts and other fees and charges owed by the Group Members with respect to letters of credit and bankers' acceptance financing and net costs of the Group Members under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP, but excluding any non-cash interest expense (except for the payment-in-kind interest expense) including but not limited to amortization of deferred financing costs).
(k)The definition of “Eligible Borrowing Base Property” is hereby amended by deleting clause (iii) of such definition in its entirety and substituting in lieu therefor the words “[intentionally omitted]”.

(l)The definition of “Eurodollar Rate” is hereby amended by deleting the words “; provided that, in no event shall the Eurodollar Rate be less than 1.50%.”.

(m)The definition of “Major Lease” is hereby amended by deleting such definition in its entirety and substituting in lieu therefor the following:

“Major Lease”: a lease that comprises in excess of 20,000 square feet of a Borrowing Base Property and represents greater than 10% of gross revenue of such Borrowing Base Property for the twelve-month period most recently elapsed (subject to pro forma adjustment at the time such property is included in the Borrowing Base).
(n)The definition of “Mortgage Financing” is hereby amended by deleting such definition in its entirety and substituting in lieu therefor the following:

“Mortgage Financing”: Indebtedness and Applicable Subsidiary Indebtedness, in each case, of the type permitted by Section 7.2(h).
(o)A new definition for the term “Non-Borrowing Base Subsidiary” is hereby added in the appropriate alphabetical order and defined as follows:

“Non-Borrowing Base Subsidiary”: any Subsidiary that is not a Borrowing Base Subsidiary.
(p)The definition of “Non-Recourse Parent Guarantor” is hereby amended by deleting such definition in its entirety and substituting in lieu therefor the following:

“Non-Recourse Parent Guarantor”: the Borrower and any direct or indirect parent of the Borrower providing a guarantee permitted by Section 7.2(d), 7.2(g), 7.2(h) or 7.2(i) or a guarantee of any Applicable Subsidiary Indebtedness.
(q)The definition of “Permitted Limited Recourse Guarantees” is hereby amended by deleting such definition in its entirety and substituting in lieu therefor the following:

“Permitted Limited Recourse Guarantees”: guarantees by any Non-Recourse Parent Guarantor (i) for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of special purpose entity covenants and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate guarantee or indemnification agreements in non-recourse financing of real estate and customary non-monetary completion and performance guarantees by any Non-Recourse Parent Guarantor, in each case with respect to (x) Indebtedness permitted by Sections 7.2(h) and 7.2(i) or (y) Applicable Subsidiary Indebtedness of the type permitted by Sections 7.2(h) and 7.2(i), and (ii) monetary completion guarantees and payment guarantees in connection with Indebtedness permitted by Section 7.2(f) hereof.
3.Amendments to Section 6.9 of the Credit Agreement (Additional Collateral, etc.). (a)  Section 6.9(a) of the Credit Agreement is hereby amended by deleting clause (y) in the first parenthetical in its entirety and replacing it with the following: “(y) any Property acquired by an Excluded Subsidiary, a Non-Borrowing Base Subsidiary or an Excluded Foreign Subsidiary”.

(a)Section 6.9(b) of the Credit Agreement is hereby amended by (x) adding the following parenthetical after the first occurrence of the words “Group Member” therein: “(other than any Non-Borrowing Base Subsidiary)” and (y) inserting immediately following the first occurrence of the words “Administrative Agent” in clause (iv) the words “for any Borrowing Base Subsidiary”.

4.Amendment to Section 6.11 of the Credit Agreement (Appraisals). Section 6.11 of the Credit Agreement is hereby amended by deleting the number “85%” as it appears in Section 6.11(b) and substituting in lieu therefor the number “80%”.

5.Amendment to Section 7.1 of the Credit Agreement (Financial Condition Covenants). Section 7.1 of the Credit Agreement is hereby amended by deleting the number “1.75” as it appears in Section 7.1(b) and substituting in lieu therefor the number “1.50”.

6.Amendments to Section 7.2 of the Credit Agreement (Limitation on Indebtedness). (a)  Section 7.2 of the Credit Agreement is hereby amended by deleting the preamble to such Section in its entirety and substituting in lieu therefor the words “Create, incur, assume or suffer to exist any Indebtedness of the REIT, the Borrower or any of their Subsidiaries that directly or indirectly owns a Borrowing Base Property, except:”

(a)Section 7.2 of the Credit Agreement is hereby further amended by inserting immediately following the words “Guarantees of” as it appears in Section 7.2(j) the words “Applicable Subsidiary Indebtedness and”
(b)Section 7.2 of the Credit Agreement is hereby further amended by deleting the number “$2,500,000” as it appears in Section 7.2(l) and substituting in lieu therefor the number “$10,000,000”.

7.Amendments to Section 7.3 of the Credit Agreement (Limitation on Liens). (a)
(a)Section 7.3 of the Credit Agreement is hereby amended by deleting the preamble to such Section in its entirety and substituting in lieu therefor the words “Create, incur, assume or suffer to exist any Lien upon any of Property of the REIT, the Borrower or any of their Subsidiaries that directly or indirectly owns a Borrowing Base Property, whether now owned or hereafter acquired, except for:”.
(b)Section 7.3 of the Credit Agreement is hereby further amended by deleting the number “$2,500,000” as it appears in Section 7.3(m) and substituting in lieu therefor the number “$10,000,000”.

8.Amendment to Section 7.6 of the Credit Agreement (Limitation on Restricted Payments). Section 7.6 of the Credit Agreement is hereby amended by deleting Section 7.6(f) in its entirety and substituting in lieu therefor the following:

(f)    the Borrower may redeem or repurchase the Borrower Common Units and the Borrower Preferred Units held, in each case, by third party contributors of properties to the Borrower formerly held by an investment vehicle whose general partner is owned by investment funds managed by Morgan Stanley and its Affiliates in an aggregate amount not to exceed $13,500,000 during the term of this Agreement, provided that, (i) the Borrower may not redeem or repurchase any Borrower Common Units so long as any Borrower Preferred Units remain outstanding and (ii) on the date of any such Restricted Payment, the Borrower shall deliver to the Administrative Agent a pro forma Compliance Certificate (A) certifying that, immediately prior to and after giving effect to such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, and (B) containing all information and calculations necessary, and taking into consideration such Restricted Payment, for determining pro forma compliance with the provisions of Section 7.1 hereof;
9.Amendment to Section 7.7 of the Credit Agreement (Limitation on Investments). Section 7.7 of the Credit Agreement is hereby amended by deleting the number “$2,500,000” as it appears in Section 7.7(h) and substituting in lieu therefor the number “$10,000,000”.

10.Amendment to Section 7.10 of the Credit Agreement (Limitation on Sales and Leasebacks). Section 7.10 of the Credit Agreement is hereby amended by deleting each occurrence of the word “Subsidiary” in Section 7.10 and substituting in lieu therefor the words “Borrowing Base Subsidiary.”

11.Amendment to Section 7.12 of the Credit Agreement (Limitation on Negative Pledge Clauses). Section 7.12 of the Credit Agreement is hereby amended by adding the following parenthetical after the first occurrence of the words “Group Member” therein: “(other than any Non-Borrowing Base Subsidiary)”.

12.Amendment to Section 7.13 of the Credit Agreement (Limitation on Restrictions on Subsidiary Distributions).
(a) Section 7.13 of the Credit Agreement is hereby amended by deleting the words “any Subsidiary” in the third line thereof and replacing it with “any Borrowing Base Subsidiary”.
(b)Section 7.13 of the Credit Agreement is hereby further amended by deleting clause (v)(A) thereof in its entirety and substituting in lieu therefor the words “(A) [intentionally omitted]”.

13.Conditions to Effectiveness. This Amendment shall become effective upon the date on which the following conditions have been satisfied (the “Amendment Effective Date”):

(a)Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the REIT, the Borrower and each of the Lenders.

(b)Acknowledgment and Consent. The Administrative Agent shall have received an Acknowledgment and Consent (the “Acknowledgment and Consent”), substantially in the form of Exhibit A hereto, duly executed and delivered by the Borrower, the REIT, the Guarantors and each Grantor (as defined in the Guarantee and Collateral Agreement).

(c)Amendment Fee. The Administrative Agent shall have received an amendment fee for the account of each Lender that executes and delivers to the Administrative Agent a signature page to this Amendment at or prior to 5:00 P.M., New York City time, on April 4, 2011 in an amount equal to 0.250% of the Total Revolving Credit Commitment of such Lender as of the Amendment Effective Date.

(d)Other Lender Expenses. The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Amendment Effective Date.

(e)Corporate Actions. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

14.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):

(a)Each Loan Party has the corporate, limited liability company or partnership power and authority, and the legal right, to make, deliver and perform this Amendment and the Acknowledgment and Consent (the “Amendment Documents”) to which it is a party.

(b)Each Loan Party has taken all necessary corporate, limited liability company or partnership or other action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Amendment Documents or the execution, delivery, performance, validity or enforceability of this Amendment or the Acknowledgment and Consent, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.19 of the Credit Agreement. Each Amendment Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. Each Amendment Document constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)The execution, delivery and performance of the Amendment Documents will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its respective Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

(d)Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).

(e)The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment provides shall be performed or satisfied by the Borrower or the other Loan Parties on or before the Amendment Effective Date.

(f)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.

15.Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

16.Limited Effect. All of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

17.GOVERNING LAW; Miscellaneous.

(a)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent and the Borrower. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(c)The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

18.No Offsets. The Borrower and the Guarantors hereby acknowledge and agree that as of the date of the execution of this Amendment there are no offsets, counterclaims or defenses of any nature whatsoever with respect to the Obligations or any of the Loan Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
HUDSON PACIFIC PROPERTIES, INC.,
a Maryland corporation

By: /s/ Mark T. Lammas
Name: Mark T. Lammas
Title: Chief Financial Officer

HUDSON PACIFIC PROPERTIES, L.P.,
a Maryland limited partnership

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
Name: Mark T. Lammas
Title: Chief Financial Officer

BARCLAYS BANK PLC, as Administrative Agent and a Lender

By: /s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

Bank of America, N.A., as Syndication Agent and a Lender

By: /s/ James P. Johnson
Name: James P. Johnson
Title: Senior Vice President

Wells Fargo Bank N.A., as a Lender

By: /s/ Kevin A. Stacker
Name: Kevin A. Stacker
Title: Vice President

Bank of Montreal, as a Lender

By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Vice President

KeyBank National Association, as a Lender

By: /s/ Tim Sylvain
Name: Tim Sylvain
Title: AVP

Morgan Stanley Senior Funding, Inc., as a Lender

By: /s/ Dominic Zangari
Name: Dominic Zangari
Title: Vice President

EXHIBIT A

ACKNOWLEDGEMENT AND CONSENT
Reference is made to the AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 4, 2011 (the “Amendment”), to the Credit Agreement, dated as of June 29, 2010 (as amended by Amendment No 1. and Waiver to the Credit Agreement, dated as of December 10, 2010, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation (the “REIT”), HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BARCLAYS CAPITAL INC., the investment banking division of Barclays Bank PLC, and MERRILL LYNCH, PIERCE, FENNER & SMITH INC. (as successor to Banc of America Securities LLC), as joint lead arrangers and joint bookrunners (in such capacity, collectively, the “Arrangers”), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
Each of the undersigned parties to the Guarantee and Collateral Agreement and the other Security Documents hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of April 4, 2011.
HUDSON PACIFIC PROPERTIES, INC.,
a Maryland corporation

By: /s/ Mark T. Lammas
Name: Mark T. Lammas
Title: Chief Financial Officer

HUDSON PACIFIC PROPERTIES, L.P.,
a Maryland limited partnership

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
Name: Mark T. Lammas
    Title: Chief Financial Officer

HFOP ASSOCIATES, LLC,
a Delaware limited liability company

By:    Hudson Office Properties, LLC,
a Delaware limited liability company,
its Sole Member

By:    Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its Sole Member

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
        Name: Mark T. Lammas
        Title: Chief Financial Officer

HFOP CITY PLAZA, LLC,
a Delaware limited liability company

By:    HFOP Associates, LLC,
a Delaware limited liability company,
its Sole Member

By:    Hudson Office Properties, LLC,
a Delaware limited liability company,
its Sole Member

By:    Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its Sole Member
By:    Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By: /s/ Mark T. Lammas
        Name: Mark T. Lammas
    Title: Chief Financial Officer

HOWARD STREET ASSOCIATES LLC,
a Delaware limited liability company

By:    Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its Sole Member

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
        Name: Mark T. Lammas
        Title: Chief Financial Officer

HUDSON DEL AMO OFFICE, LLC,
a Delaware limited liability company

By:    Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its Sole Member

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
        Name: Mark T. Lammas
        Title: Chief Financial Officer

HUDSON OFFICE PROPERTIES, LLC,
a Delaware limited liability company

By:    Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its Sole Member

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
        Name: Mark T. Lammas
        Title: Chief Financial Officer

HUDSON PACIFIC SERVICES, INC., a Maryland corporation

By: /s/ Mark T. Lammas
Name: Mark T. Lammas
Title: Chief Financial Officer

HUDSON SUNSET GOWER, LLC,
a Delaware limited liability company

By:    Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its Sole Member

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
        Name: Mark T. Lammas
        Title: Chief Financial Officer

HUDSON 6040 SUNSET, LLC,
a Delaware limited liability company

By:    SGS Realty I, LLC,
a Delaware limited liability company,
its Sole Member

By:    SGS Realty II, LLC,
a Delaware limited liability company,
its Sole Member

By:    Hudson Sunset Gower, LLC,
a Delaware limited liability company, its Sole Member

By:    Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By:    Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By: /s/ Mark T. Lammas
Name: Mark T. Lammas
            Title: Chief Financial Officer

SGS Realty I, LLC,
a Delaware limited liability company

By:    SGS Realty II, LLC,
a Delaware limited liability company,
its Sole Member

By:    Hudson Sunset Gower, LLC,
a Delaware limited liability company, its Sole Member

By:    Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By:    Hudson Pacific Properties, Inc., a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
            Name: Mark T. Lammas
            Title: Chief Financial Officer

SGS REALTY II, LLC,
a Delaware limited liability company

By:    Hudson Sunset Gower, LLC,
a Delaware limited liability company,
its Sole Member

By:    Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its Sole Member

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
        Name: Mark T. Lammas
        Title: Chief Financial Officer

SUNSET GOWER SERVICES, LLC,
a Delaware limited liability company

By:    Hudson Pacific Services, Inc.,
a Maryland corporation,
its Sole Member

By: /s/ Mark T. Lammas
Name: Mark T. Lammas
Title: Chief Financial Officer

HUDSON 9300 WILSHIRE, LLC,
a Delaware limited liability company

By:    Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its Sole Member

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
        Name: Mark T. Lammas
        Title: Chief Financial Officer

HUDSON 222 Kearny, LLC,
a Delaware limited liability company

By:    Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its Sole Member

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
Name: Mark T. Lammas
        Title: Chief Financial Officer

HUDSON 1455 Market, LLC,
a Delaware limited liability company

By:    Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its Sole Member

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Mark T. Lammas
        Name: Mark T. Lammas
    Title: Chief Financial Officer